                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement           [_]  Soliciting Material Pursuant
[_] Confidential, For Use of the               to (S)(S)240.14a-12
Commission Only (as permitted by
Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials


                      CENTENNIAL FIRST FINANCIAL SERVICES
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

  ____________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


______________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

______________________________________________________________________________
5)   Total fee paid:

 ______________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

______________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

______________________________________________________________________________

          3)   Filing Party:
______________________________________________________________________________

          4)   Date Filed:
______________________________________________________________________________

                          PRELIMINARY PROXY STATEMENT

                                [NAME AND LOGO]



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 23, 2002

TO THE SHAREHOLDERS OF CENTENNIAL FIRST FINANCIAL SERVICES:

     NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of Centennial First Financial Services (the "Company") will be held at the Redlands Country Club, 1749 Garden Street, Redlands, California, on Tuesday, April 23, 2002, at 6:00 p.m. for the purpose of considering and voting upon the following matters.

     1. Amendment of Bylaws. Approving a proposal to amend the Company's Bylaws to change the range of authorized directors from between six (6) and eleven (11) to between eight (8) and thirteen (13), and to fix the exact number of directors at twelve (12), as described in the accompanying Proxy Statement.

     2. Election of Directors. Electing the following twelve (12) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified:

               James R. Appleton                  William A. McCalmon
               Bruce J. Bartells                  Patrick J. Meyer
               Carole H. Beswick                  Richard M. Sanborn
               Irving M. Feldkamp, III            Timothy P. Walbridge
               Larry Jacinto                      Stanley C. Weisser
               Ronald J. Jeffrey                  Douglas F. Welebir

     3. 2001 Stock Option Plan. Approving the Company's 2001 Stock Option Plan, which is described in the accompanying Proxy Statement.

     4. Transacting such other business as may properly come before the Meeting and any and all adjournments thereof.

          The Bylaws of the Company provide for the nomination of directors in the following manner:

               "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2(d) of these bylaws; provided, however, that if only 10 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (A) the name and address of each proposed nominee; (B) the principal occupation of each proposed nominee; (C) the number of shares of voting stock of the Corporation owned by each proposed nominee; (D) the name and residence address of the notifying shareholder; and (E) the number of shares of voting stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee."

     Only those shareholders of record at the close of business on March 1, 2002 will be entitled to notice of and to vote at the Meeting.

     DATED:  April 1, 2002          By Order of the Board of Directors



                                             Sally Flanders
                                             Secretary


IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                          PRELIMINARY PROXY STATEMENT

                      CENTENNIAL FIRST FINANCIAL SERVICES
                             218 East State Street
                          Redlands, California 92373
                                (909) 798-3611
                      ___________________________________

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 23, 2002
                      __________________________________

                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Centennial First Financial Services (the "Company") to be held at the Redlands Country Club, 1749 Garden Street, Redlands, California, at 6:00 p.m., on Tuesday, April 23, 2002 and at any and all adjournments thereof. The solicitation of the Proxy accompanying this Proxy Statement is made by the Board of Directors of the Company, and the costs of such solicitation will be borne by the Company.

     It is expected that this Proxy Statement and accompanying Notice will be mailed to shareholders on approximately April 1, 2002.

     The matters to be considered and voted upon at the Meeting will be:

     1. Amendment of Bylaws. To approve a proposal to amend the Company's Bylaws to change the range of authorized directors from between six (6) and eleven (11) to between eight (8) and thirteen (13), and to fix the exact number of directors at twelve (12), as described more fully herein.

     2. Election of Directors. To elect twelve (12) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

     3. 2001 Stock Option Plan. To approve the Company's 2001 Stock Option Plan, which is described more fully herein.

     4. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Revocability of Proxies

     A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders whose names are set forth in the accompanying Proxy (the "Proxy Holders") in accordance with the instructions on the Proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted in favor of the amendment to the Bylaws and the election of the nominees for directors set forth herein , in favor of approval of the 2001 Stock Option Plan and, if any other business is properly presented at the Meeting, in accordance with the recommendations of the Board of Directors.

Solicitation of Proxies

     The Company will bear the cost of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. The proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward these proxy solicitation materials to shareholders whose stock in the Company is held of record by such entities, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, the Company may pay for and utilize the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it advisable.


                               VOTING SECURITIES

     There were issued and outstanding 1,144,649 shares/1/ of the Company's common stock on March 1, 2002, which has been set as the Record Date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the common stock is necessary to constitute a quorum at the Meeting for the transaction of business. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum but are not counted on any matters brought before the Meeting.

     Each holder of common stock will be entitled to one vote, in person or by proxy, for each share of common stock standing in his or her name on the books of the Company as of the Record Date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a candidate's or candidates' name(s) have been properly placed in nomination prior to the voting and a shareholder present at the Meeting has given notice of his or her intention to vote his or her shares cumulatively. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The twelve (12) candidates receiving the highest number of votes will be elected. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors. An abstention or broker non-vote will have the same effect as a vote against a director nominee and against any other matters submitted for shareholder approval.

     Approval of the amendment to the Company's Bylaws and approval of the Company's 2001 Stock Option Plan each require the affirmative vote of at least a majority of the outstanding shares of the Company's common stock.


                            PRINCIPAL SHAREHOLDERS

     Management knows of no person who owned beneficially more than five percent (5%) of the outstanding common stock of the Company as of March 1, 2002.


                              AMENDMENT OF BYLAWS

     The Company's Bylaws currently provide that the number of directors shall not be fewer than six (6) nor more than eleven (11) until changed by a bylaw amendment duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment thereof or by a resolution duly adopted by the written consent of the Company's shareholders or by a resolution duly adopted by the Company's Board of Directors. The exact number of directors is presently fixed at eleven (11) and the Board of Directors is presently composed of eleven (11) individuals.

     Twelve (12) individuals will be nominated by the Board of Directors for election as directors at the Meeting (see "ELECTION OF DIRECTORS" herein). Accordingly, on February 20, 2002, subject to approval by the holders of a majority of the Company's outstanding shares, the Company's Board of Directors approved an amendment to Section 3.2 of the Company's Bylaws to increase the permissible number of directors to a range between eight (8) and thirteen (13) and

____________________
/1/   Figures throughout this Proxy Statement have not been adjusted to reflect the 5% stock dividend payable to shareholders of record as of March 1, 2002.

     to fix the exact number of directors at twelve (12). As amended, Section
     3.2 of the Company's Bylaws would read in its entirety as follows:


               "Section 3.2. Number and Qualification of Directors. The number
                             -------------------------------------
          of directors of the Corporation shall not be fewer than eight (8) nor more than thirteen (13) until changed by a bylaw amending this Section
          3.2 duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. The exact number of directors shall be fixed from time to time, within the limits specified in this Section 3.2, by a bylaw or amendment thereof or by a resolution duly adopted by a vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by a resolution duly adopted by the Board of Directors.

               Subject to the foregoing provisions for changing the number of directors, the number of directors of this Corporation has been fixed at twelve (12)."

          The Board believes the proposed increase is advisable in order to enable the shareholders to elect the proposed slate of twelve (12) directors, and to allow for any future additions to the Board which may be in the best interests of the Company. Such future increases in the size of the Board may be desirable to increase the level of community representation on and involvement by the Board of Directors. Accordingly, the Board of Directors believes that the flexibility provided by the proposed amendment is desirable and in the best interests of the Company and its shareholders.

          The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is necessary to approve the proposed amendment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                             ELECTION OF DIRECTORS

          If the proposed amendment to the Company's Bylaws described above is approved, the Bylaws will provide that the number of directors shall be not fewer than eight (8) nor more than thirteen (13) until changed by a bylaw amendment duly adopted by the vote or written consent of the Company's shareholders. The Bylaws will further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment thereof or by a resolution duly adopted by the vote or written consent of the Company's shareholders or by the Company's Board of Directors. The exact number of directors, and the number of directors to be elected at the Meeting, will be fixed at twelve (12).

          The first twelve (12) persons named below, all but two of whom are present members of the Board of Directors of the Company,/1/ will be nominated for election to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of said twelve (12) nominees, or as many thereof as possible under applicable voting rules. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.

          The following table sets forth certain information as of March 1, 2002 with respect to (i) each of the persons to be nominated by the Board of Directors for election as directors, (ii) each of the Company's directors and executive officers, and (iii) the directors and executive officers of the Company as a group:

______________________
     /1/ Timothy P. Walbridge is currently President and Chief Executive Officer of the Company, and President, Chief Executive Officer and a director of one of its bank subsidiaries, Redlands Centennial Bank ("Redlands Centennial"); and Richard M. Sanborn is currently President, Chief Executive Officer and a director of the Company's other bank subsidiary, Palomar Community Bank ("Palomar"). Both individuals have been nominated for election to serve on the Company's Board of Directors following the Meeting.

     /1/ Except as otherwise noted, may include shares held minor children, and by any other relative of such person who has the same home; shares held in "street name" for the benefit of such person; shares held by a family trust as to which such person is a trustee and primary beneficiary with sole voting and investment power (or shared power with a spouse); or shares held in an Individual Retirement Account or pension plan as to which such person is the sole

                                                                                               Common Stock
                                                                                           Beneficially Owned on
                                                                                              March 1, 2002/1/
                                                                       Year First   ---------------------------------------------
                                                                       Elected or                      Vested       Percentage
   Names and Offices                Principal Occupation               Appointed       Number          Option        of Shares
   Held with Company              for the Past Five Years        Age    Director    of Shares/1/      Shares/2/    Outstanding/3/
   -----------------              -----------------------        ---   ----------   ------------      ---------    --------------
James R. Appleton               President,                       65       2001         12,942                0         1.13%
Director                        University of Redlands                   (2001)/4/

Bruce J. Bartells               Chief Executive Officer,         57       1999         19,825            2,979         1.98%
Vice Chairman of the Board      Wilden Pump & Engineering                (1992)/5/

Carole H. Beswick               Part Owner,                      60       2000         17,878/5/         2,979         1.82%
Director                        Paper Partners, Inc.                     (1990)/4/

Irving M. Feldkamp, III, DDS    President/Owner,                 57       2000         35,994                0         3.14%
Director                        Hospitality Dental Associates            (1998)/4/
                                and Glen Helen Racing

Larry Jacinto                   President, Larry Jacinto         52       2000         49,289            1,575         4.43%
Director                        Construction, Pangahamo                  (1998)/4/
                                Materials, Inc., Larry Jacinto
                                Farming, and Mentone
                                Enterprises; Vice President,
                                Rancho Las Narajas

Ronald J. Jeffrey               Vice President,                  58       2000         26,080            2,979         2.53%
Director                        Tri-City Acoustics, Inc.                 (1990)/4/
                                (Specialty Subcontracting)

William A. McCalmon             President and Owner, RPM         56       2000         17,057            2,979         1.75%
Director                        Insurance Services, Inc.                 (1990)/4/
                                (registered principal of PIM
                                Financial Services, Inc.)

Patrick J. Meyer                Owner, Urban Environs            50       1999         31,066            2,979         2.97%
Chairman of the Board           (Land Planning Consultation)             (1990)/4/

Richard M. Sanborn              President and                    39        n/a          9,332                0         0.82%
Nominee for Director            Chief Executive Officer,                 (1999)/7/
and President and Chief         Palomar Community Bank/6/
Executive Officer of Palomar

__________________
     beneficiary and has pass-through voting rights and investment power. Figures throughout this Proxy Statement have not been adjusted to reflect the 5% stock dividend payable to shareholders of record as of March 1, 2002.

     /2/ Represents shares which the applicable individual or group has the right to acquire upon the exercise of stock options which are vested or will vest within 60 days of March 1, 2002 pursuant to the Company's 1990 Stock Option Plan. (See "Compensation of Directors" and "Stock Options" herein.)

     /3/ This percentage is based on the total number of shares of the Company's common stock outstanding, plus the number of option shares which the applicable individual or group has the right to acquire upon the exercise of stock options which are vested or will vest within 60 days of March 1, 2002 pursuant to the Company's 1990 Stock Option Plan. (See "Stock Options" and "Compensation of Directors" herein.)

     /4/  Year first elected or appointed a director of Redlands Centennial.

     /5/ Includes 1,081 shares held by Mrs. Beswick as trustee for her son, as to which shares Mrs. Beswick has shared voting and investment power; and 7,093 shares held in the name of her husband's IRA, as to which shares Mrs. Beswick has neither voting nor investment power.

     (Table and footnotes continued on following page.)

     (Certain footnotes appear on  previous page.)

     /6/ Mr. Sanborn has served as President and Chief Executive Officer of Palomar since March, 1999. Previously, he served as Vice President/Regional Director of Home Savings in San Diego, California since 1997.

     /7/  Year first elected or appointed a director of Palomar.

                                                                                                  Common Stock
                                                                                              Beneficially Owned on
                                                                                                March 1, 2002/1/
                                                                      Year First    ---------------------------------------
                                                                      Elected or                    Vested       Percentage
   Names and Offices              Principal Occupation                Appointed      Number         Option        of Shares
   Held with Company              for the Past Five Years       Age   Director       of Shares/1/  Shares/2/    Outstanding/3/
   -----------------              -----------------------       ---   ----------    -----------   --------     ----------------
   Timothy P. Walbridge           President and                  52       n/a              0              0          0.00%
   President, Chief Executive     Chief Executive Officer,             (2001))/4/
   Officer and Nominee for        Redlands Centennial Bank/8/
   Director

   Stanley C. Weisser             Retired (formerly              60      2001         11,865              0          1.04%
   Director                       Chief Executive Officer               (2001)/4/
                                  and Pharmacist,
                                  Network Pharmaceutical)

   Douglas F. Welebir             Attorney and President,        59      2000         28,635/9/       2,979          2.75%
   Director                       Welebir & McCune                      (1990)/4/
                                  (Law Corporation)

   Beth Sanders                   Executive Vice President       50       n/a         17,961/10/      3,501          1.87%
   Executive Vice President and   and Chief Financial Officer,
   Chief Financial Officer        Redlands Centennial Bank

   Executive Officers and                                                            277,924/10/     22,950         25.78%
   Directors as a Group
   (13 persons)/11/

     Committees of the Board of Directors

          The Board of Directors of the Company has, among others, a standing Audit Committee, composed of directors Bartells (Chairman), Feldkamp, Jeffrey, McCalmon, Meyer and Welebir, which met eleven (11) times during 2001. The purpose of the Audit Committee is to meet with the outside auditors of the Company in order to fulfill the legal and technical requirements necessary to adequately protect the directors, shareholders, employees and depositors of the Company. It is also the responsibility of the Audit Committee to recommend to the Board of Directors the selection of independent accountants and to make certain that the independent accountants have the necessary freedom and independence to freely examine all Company/1/ records. The Audit Committee reviews the scope of external and internal audits, and meets monthly, or as needed, to review and assess the results of examinations of all applicable regulatory agencies and of the Company's independent accountants. The Committee then reports any significant findings to the Board. Prior to the public release of annual and quarterly financial information, the Committee discusses with management and the independent accountants the results of the independent accountants' audit or limited review procedures associated with this information. The Audit Committee also reviews the Company's financial disclosure documents, management perquisites, material litigation and regulatory proceedings and other issues relative to potentially significant corporate liability and reviews and monitors the Company's codes of conduct. The Audit Committee is currently composed of seven directors, each of whom is an outside, independent director.

__________________

     /8/ Mr. Walbridge was appointed President and Chief Executive Officer of Redlands Centennial on November 10, 2001. Previously, he served as Executive Vice President and Chief Lending Officer of Redlands Centennial since June, 2000, and as Senior Vice President and Loan Administrator of First Security Bank of California in Covina since 1996.

     /9/ Includes 3,000 shares held by the Welebir, McCune & Jure Retirement Trust, of which Mr. Welebir is a co-trustee, as to which shares Mr. Welebir has shared vorting and investment power.

     /10/ Includes 308 shares allocated to Mrs. Sanders' account pursuant to the Company's Employee Stock Ownership Plan, as to which shares Mrs. Sanders has pass-through voting rights and investment power; and 2,633 shares held by the Company's 401(k) Plan, of which Mrs. Sanders is a co-trustee, as to which shares Mrs. Sanders has shared voting but no investment power.

     /11/ Does not include Douglas C. Spencer, who has not been nominated for re-election to the Board of Directors. According to Mr. Spencer's most recent Form 4 filed with the SEC, he owns 7,387 shares, or 0.65% of the Company's stock. Mr. Spencer served as President and Chief Executive Officer of the Company and of Redlands Centennial from October, 1997 to November, 2001.

     /1/ As used throughout this Proxy Statement, the term "Company" includes, where appropriate, the Company and/or its subsidiary bank(s).

          While the Board of Directors has no standing "compensation" committee, it has a Personnel Committee of which directors Beswick (Chairman), Appleton, Jeffrey, Meyer, Walbridge and Welebir, as well as Chief Financial Officer Beth Sanders, are members. The primary function of the Personnel Committee, which met four (4) times during 2001, is to approve the employment of executive officers and recommend the compensation for all executive officers. Additionally, the Personnel Committee reviews and/or approves personnel policies recommended by executive officers of the Company.

          The Company has no standing nominating committee; however, the procedures for nominating directors, other than by the Board of Directors itself, are set forth in the Company's Bylaws and in the Notice of Annual Meeting of Shareholders.

          During the fiscal year ended December 31, 2001, the Board of Directors of the Company held a total of fourteen (14) meetings. Each nominee for director who served as a director of the Company during 2001 attended at least 75% of the aggregate of (1) the total number of such meetings, and
     (2) the total number of meetings held by all committees of the Board on which such director served during 2001, except for Mr. Welebir, who attended 69% of such meetings.

     Report of the Audit Committee

          The Company's Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2001. The committee has discussed with the Company's independent auditors, which are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including their judgments as to the quality of the Company's financial reporting. The committee has received from the independent auditors written disclosures and a letter as required by the Independence Standards Board, Standard No. 1, as amended, and discussed with the independent auditors the firm's independence from management and the Company. In considering the independence of the Company's independent auditors, the committee took into consideration the amount and nature of the fees paid the firm for non-audit services, as described on page 16 below.

          In reliance on the review and discussions described above, the committee recommends to the Board of Directors that the year-end audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the SEC.

                                 Submitted by:

            Bruce J. Bartells, Chairman        Ronald J. Jeffrey
            James R. Appleton                  William A. McCalmon
            Irving M. Feldkamp, III            Patrick J. Meyer

                              Douglas F. Welebir

     Section 16(a) Beneficial Ownership Reporting Compliance

          Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to its 2001 fiscal year, no director, executive officer or beneficial owner of 10% or more of the Company's common stock failed to file, on a timely basis, reports required during or with respect to 2000 by Section 16(a) of the Securities Exchange Act of 1934, as amended.

     Executive Compensation

          The following table sets forth certain summary compensation information with respect to the Company's current and former Chief Executive Officers and only other executive officers of the Company as of December 31, 2001 whose total annual compensation paid, accrued or distributed for the fiscal year ended December 31, 2001, exceeded $100,000 (the "Named Executive Officers"):

                           Summary Compensation Table


                                                                       Long Term
                                                                     Compensation
                                                                     ------------
                                           Annual Compensation/1/    Stock Options
                                           ----------------------   Granted (Number    All Other
Name and Principal Position        Year     Salary/2/    Bonus/3/    of Shares)/4/    Compensation
---------------------------        ----     --------     --------   ---------------   ------------
Timothy P. Walbridge               2001    $ 139,167     $ 65,000       28,573         $ 19,033/7/
President and                      2000       64,904/6/    15,000            0                0
Chief Executive Officer/5/

Richard M Sanborn                  2001    $  61,025/8/  $ 15,000       11,500         $  2,381/7/
President and
Chief Executive Officer, Palomar
Community Bank

Beth Sanders                       2001    $ 98,416      $ 45,000       11,000         $  2,300/9/
Executive Vice President           2000      86,000        30,000            0            7,076/10/
and Chief Financial Officer        1999      86,000        15,000        5,250            2,200/9/

________________________
     /1/ Excludes the cost to the Bank of personal benefits which, with respect to the Named Executive Officers, did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported.

     /2/ Includes portions of these individuals salaries which were deferred pursuant to the Company's 401(k) Plan (the "401(k) Plan"). The 401(k) Plan permits all participants to contribute up to 15% of their annual salary on a pre-tax basis (subject to a statutory maximum), which contributions vest immediately when made. The Company's policy is to match, in the form of Company stock, 50% of employee contributions which do not exceed 10% of such employee's annual compensation, which contributions become vested over a period of five years at the rate of 20% per year beginning at the end of the second year of completed employment.

     /3/ Bonuses are reported in the year earned, although some bonuses are not paid until the following year.

     /4/ As adjusted to reflect stock dividends declared by the Company in 2000 and 2001 (if applicable), but not to reflect the 5% stock dividend payable to shareholders of record as of March 1, 2002.

     /5/ Mr. Walbridge was appointed President and Chief Executive Officer on November 10, 2001. Previously, he served as Executive Vice President and Chief Lending Officer since June, 2000.

     /6/ Represents salary paid from June 26, 2000 (commencement of Mr. Walbridge's employment) through December 31, 2000.

     /7/ Consists entirely of amounts accrued by the Company in connection with this individual's Salary Continuation Agreement (see "Salary Continuation Agreements" herein).

     /8/ Represents salary paid from August 17, 2001 (the date Palomar was acquired by the Company) through December 31, 2001. All compensation paid to Mr. Sanborn prior to that date was paid by Palomar before it was affiliated with the Company and is therefore not included in this table.

     /9/ Consists entirely of employer contributions to Mrs. Sanders' account pursuant to the 401(k) Plan.

     /10/ Includes employer contributions to Mrs. Sanders' account pursuant to the 401(k) Plan in the amount of $2,500, and employer contributions to Mrs. Sanders' account pursuant to the Company's Employee Stock Ownership Plan ("ESOP") in the amount of $4,576. Pursuant to the ESOP, the Company may make discretionary contributions to the ESOP in the form of the Company's common stock, which contributions are to be allocated on an annual basis to employee participants in the ESOP in proportion to such employees' compensation from the Company vis-a-vis the compensation of all other ESOP participants. The contributions made by the Company fully vest in the employees accounts over a period of five years and are generally payable to ESOP participants commencing upon their retirement.

     (Table and footnotes continued on following page.)


                                                                         Long Term
                                                                        Compensation
                                                                        ------------
                                           Annual Compensation/1/      Stock Options
                                           ----------------------     Granted (Number         All Other
Name and Principal Position    Year         Salary/2/    Bonus/3/      of Shares)/4/        Compensation
---------------------------    ----         ---------    --------     ---------------       ------------
Douglas C. Spencer             2001         $180,739/12/        0          24,274/13/          $ 33,824/14/
Former President and           2000          128,400     $100,000               0                36,522/15/
Chief Executive Officer/11/    1999          128,400       50,000          10,500                27,354/14/



Employment Agreements

     The Company has entered into an Employment Agreement with Timothy P. Walbridge, President and Chief Executive Officer, for a term of three (3) years commencing December 1, 2001 ("Mr. Walbridge's Agreement"). Mr. Walbridge's Agreement calls for an annual base salary of $185,000 for each year of the term, with annual increases at the discretion of the Board. Mr. Walbridge's Agreement also calls for discretionary bonuses, reimbursement for business expenses, use of a Company-owned automobile, and certain insurance benefits. In the event of termination without cause, Mr. Walbridge is entitled to receive a lump sum payment equal to twelve (12) months' worth of his then base salary. If Mr. Walbridge's employment is terminated or materially changed as a result of a merger, reorganization or similar transaction in which the Company is not the surviving entity, or in the event of a change in ownership of at least fifty percent (50%) of the Company's stock, he shall also receive severance pay equal to twelve (12) months' worth of his then base salary.

     The Company has also entered into an Employment Agreement with Richard M. Sanborn, President and Chief Executive Officer of Palomar, for a term of three
(3) years commencing December 1, 2001 ("Mr. Sanborn's Agreement"). Mr. Sanborn's Agreement calls for an annual base salary of $135,000 for each year of the term, and the remaining terms of his agreement are identical in all material respects to Mr. Walbridge's Agreement as described above.

     The Company has also entered into an Employment Agreement with Beth Sanders, Executive Vice President and Chief Financial Officer, for a term of three (3) years commencing December 1, 2001 ("Mrs. Sanders' Agreement"). Mrs. Sanders' Agreement calls for an annual base salary of $125,000 for each year of the term, and the remaining terms of her agreement are also identical in all material respects to Mr. Walbridge's Agreement as described above.

Salary Continuation Agreements

     The Company entered into a Salary Continuation Agreement ("Continuation Agreement") with Mr. Walbridge effective August 1, 2001, as amended December 31, 2001, to provide him with (i) supplemental income upon retirement, (ii) an additional incentive to remain with the Company in order to receive his s full retirement benefits; and (iii) a compensation package which is competitive in the marketplace. Pursuant to his Continuation Agreement, Mr. Walbridge (or his beneficiary) will receive $145,000 per year for fifteen (15) years upon retirement, subject to certain conditions. In order to receive his full retirement benefits, Mr. Walbridge must remain continuously employed by the Company until he retires (at age 66), except that (i) full benefits will be paid in the event of death prior to retirement; and (ii) in the event the of a merger or similar transaction in which the Company is not the surviving entity or in the event of certain changes in control of the Company or the sale of more than fifty percent (50%) of its assets, if Mr. Walbridge is not retained in the same

_________________________


(Certain footnotes appear on previous page.)

/11/ Mr. Spencer served as President and Executive Officer of the Company until November 9, 2001.

/12/  Represents compensation paid from January 1, 2001 through November 9,
2001.

/13/  These options expired unexercised on November 9, 2001.

/14/ Consists of employer contributions to Mr. Spencer's account pursuant to the 401(k) Plan in the amounts of $3,854 and $3,179 for 2001 and 1999, respectively; and $29,970 and $24,775 accrued by the Company in 2001 and 1999, respectively, in connection with Mr. Spencer's Salary Continuation Agreement, which has since been terminated.

/15/ Consists of employer contributions to Mr. Spencer's account pursuant to the 401(k) Plan in the amount of $3,076; $25,743 accrued by the Company in connection with Mr. Spencer's Salary Continuation Agreement, which has since been terminated; and employer contributions to Mr. Spencer's account pursuant to the ESOP in the amount of $7,703.

or a comparable position, he shall be entitled to receive a lump sum payment equal to the then present value of the aggregate amount of his annual retirement benefits. All benefits would cease in the event of termination for cause, and if Mr. Walbridge's employment were to end due to disability, voluntary termination or termination without cause, he would be entitled to receive, at the retirement age, an annual retirement benefit based on the percentage of total retirement benefits which had vested under the Continuation Agreement as of the termination date. Such benefits vest at the rate of 10% per year beginning on August 1, 2002.

     The Company entered into a Continuation Agreement with Richard Sanborn effective October 1, 2001, containing the same material terms as Mr. Walbridge's Continuation Agreement, except that Mr. Sanborn's retirement age will be 55, the amount of his annual benefits will be $108,750, and his benefits will begin to vest on October 1, 2002.

     The Company also entered into a Continuation Agreement with Beth Sanders effective December 1, 2001, containing the same material terms as Mr. Walbridge's Continuation Agreement, except that her retirement age will be 65, the amount of annual benefits will be $108,750, and her benefits will begin to vest on December 1, 2002.

     The Company intends to fund its obligations under the Continuation Agreements through the proceeds of single premium life insurance policies purchased by the Company in 2000 and 2001 for a total of approximately $1.9 million for these three individuals combined, which policies name the Company as beneficiary. The cost of making payments under the Continuation Agreements will be accrued for annually by the Company in amounts such that all future payments to be made will have been fully accrued for by the retirement date. The Company will eventually be reimbursed, however, for payments made under the Continuation Agreements through the proceeds of the life insurance policies referred to above. The amounts accrued by the Company in 2001 to fund the Continuation Agreements for Messrs. Walbridge and Sanborn are set forth in the Summary Compensation Table above (see "Executive Compensation" above). No amounts were accrued for Mrs. Sanders' Continuation Agreement in 2001.

Stock Options

     The Company's 1990 Stock Option Plan (the "Plan"), intended to advance the interests of the Company and its subsidiaries by encouraging stock ownership on the part of key employees, was adopted by the shareholders of Redlands Centennial on April 25, 1991. As part of the holding company reorganization effective in December, 1999, the Company assumed the Plan from Redlands Centennial, so that the Plan now covers authorized but unissued shares of the Company's common stock. The Plan provides for the issuance of both "incentive" and "non-qualified" stock options to full-time salaried officers and employees, and "non-qualified" stock options to non-employee directors, of the Company and its subsidiaries. All options are granted at an exercise price of not less than 100% of the fair market value of the stock on the date of grant./1/ Each option expires not later than ten (10) years from the date the option was granted. Options are exercisable in installments as provided in individual stock option agreements; provided, however, that if an optionee fails to exercise his or her rights under the options within the year such rights arise, the optionee may accumulate them and exercise the same at any time thereafter during the term of the option. In addition, in the event of a "Terminating Event," i.e., a merger or consolidation of the Company as a result of which the Company will not be the surviving corporation, a sale of substantially all of the Company's assets, or a change in ownership of at least 25% of the Company's stock (subject to certain exceptions), all outstanding options under the Plan shall become exercisable in full (subject to certain notification requirements), and shall terminate if not exercised within a specified period of time, unless provision is made in connection with the Terminating Event for assumption of such options, or substitution of new options covering stock of a successor corporation.



___________________________

/1/ Exercise price per share is equivalent to market price per share on the date of grant, as determined by the Board of Directors of the Company, based upon trades in the Company's common stock known to the Company and "bid" and "asked" prices received by brokers dealing in the Company's common stock.

     The 1990 Plan terminated by its own terms on January 18, 2001. On September 21, 2001 the Board of Directors adopted the Company's 2001 Stock Option Plan, subject to shareholder approval (see "2001 STOCK OPTION PLAN" herein), to replace the 1990 Plan. On February 20, 2002 the Board of Directors amended the new plan to provide for the "rollover" of outstanding options from the 1990 Plan into the new plan, to correct certain errors discovered in the new plan, and to increase the number of shares subject thereto to 30% of the number of shares issued and outstanding on February 20, 2002. The terms of the 2001 Stock Option Plan, as amended (the "2001 Plan") are substantially similar to those of the 1990 Plan. All options under the 1990 Plan which were outstanding on February 20, 2002 were transferred to the 2001 Plan. As of December 31, 2001, the Company had options outstanding to purchase a total of 173,030 shares/1/ of its common stock under the 1990 Plan with an average exercise price of $16.77 per share/1/ with respect to all such options, all of which were transferred to the 2001 Plan on February 20, 2002. As of December 31, 2001, the Company also had options outstanding to purchase a total of 154,580 shares of its common stock under the 2001 Plan, subject to shareholder approval of the 2001 Plan, with an average exercise price of $18.18 per share with respect to all such options. As of December 31, 2001, the fair market value of the Company's common stock was $18.25 per share. Additional information concerning options granted under the 2001 Plan subject to shareholder approval of the 2001 Plan is set forth below under "2001 STOCK OPTION PLAN."

     The following table furnishes information regarding stock options granted to the Named Executive Officers during 2001:

                                           Percent of Total Options
                           Number of         Granted to Employees     Exercise or    Expiration
        Name            Options Granted         During Period         Base Price        Date
--------------------    ---------------    ------------------------   ----------     ----------
Timothy P. Walbridge       28,573/2/                18.48%               $18.25         9/21/11

Richard M. Sanborn         11,000/2/                 7.12%                18.25         9/21/11
                              500/2/                 0.32%                18.00        11/27/11

Beth Sanders               11,000/2/                 7.12%                18.25         9/21/11

Douglas C. Spencer         24,274/3/                15.70%                18.25         9/21/11

     The following information is furnished with respect to stock options exercised by the Named Executive Officers during 2001 and held by the Named Executive Officers at December 31, 2001:


                Aggregate Option/Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                   Stock Options                                                         Value of Unexercised
                                 Exercised in 2001             Number of Unexercised Options             in-the-Money Options
                                 -----------------                at December 31, 2001/1/              at December 31, 2001/5/
                              Shares            Value             -----------------------              -----------------------
          Name               Exercised       Realized/4/       Exercisable      Unexercisable      Exercisable        Unexercisable
------------------------     ---------       -----------       -----------      -------------     ------------        -------------
Timothy P. Walbridge              0            n/a                    0              28,573                 0                  0

Richard M. Sanborn                0            n/a                    0              11,500                 0            $   125

Beth Sanders                  6,271/1/       $56,568              2,451              14,150           $11,982            $13,237

Douglas C. Spencer                0            n/a                    0                   0                 0                  0

_______________________________

/1/ As adjusted to reflect any stock dividends declared since the grant date of options (if applicable), but not to reflect the 5% stock dividend payable to shareholders of record as of March 1, 2002.

/2/ These options vest at the rate of 20% per year commencing one (1) year from the date of grant.

/3/  These options expired unexercised on November 9, 2001.

/4/ Represents the difference between the aggregate fair market value and the aggregate exercise price of the shares at the time of exercise.

/5/ Represents the difference between the aggregate fair market value and the aggregate exercise price of the shares at December 31, 2001.

Compensation of Directors

     The directors are not paid any directors fees by the Company, but the directors receive directors/1/ fees from Redlands Centennial or Palomar for services they provide as directors of those banks. The directors of Redlands Centennial are each paid a fee of $750 per month, except for the chairman who receives $1,500 per month. Redlands Centennial directors also are paid $75 per meeting for attendance at each meeting of a Board committee of which they are a member, except the Chairman of each committee who receives $125 per meeting. The directors of Palomar are each paid a fee of $500 per month, except for the chairman who receives $750 per month. Palomar directors do not receive any additional fees for committee meeting attendance. Directors Bartells, Beswick, Jacinto, Jeffrey, McCalmon, Meyer and Welebir previously participated in a retirement plan which was terminated in May, 2001. Upon such termination, each of the participants received the cash values of their accrued benefits, which was $10,579 each. In addition, the directors and their dependents participate in Redlands Centennial's self-funded dental plan. Under Redlands Centennial's dental plan, the maximum reimbursement by Redlands Centennial to any participant is $750 per year.

     During 2001 directors Feldkamp and Jacinto were granted options to purchase 4,029 and 1,404 shares, respectively, both at exercise prices of $18.25 per share, and both expiring in September, 2011. All of such options become exercisable at the rate of 20% per year commencing one year from the date of grant, subject to shareholder approval of the 2001 Plan (see "2001 STOCK OPTION PLAN" herein). During 2001, directors Bartells, Beswick, McCalmon, Meyer, and Welebir exercised stock options covering 6,670, 1,668, 1,520, 2,095 and 6,670 shares/1/ each, respectively, of the Company's common stock, realizing the following values/2/ upon such exercise: Mr. Bartells: $80,173; Mrs. Beswick:
$15,046; Mr. McCalmon: $13,711; Mr. Meyer: $18,898; and Mr. Welebir: $80,173. As
of December 31, 2001, directors Bartells, Beswick, McCalmon, Meyer, and Welebir held outstanding stock options covering 4,029 shares/1/ each (2,454 of which were exercisable), and directors Feldkamp and Jacinto held the options described in the first sentence of this paragraph, none of which were exercisable.

Certain Transactions

     Some of the executive officers and directors of the Company and the companies with which they are associated have been customers of, and have had banking transactions with, the Company in the ordinary course of the Company's business since January 1, 2001, and the Company expects to continue to have such banking transactions in the future. All loans and commitments to lend included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons of similar creditworthiness, and in the opinion of Management of the Company, have not involved more than the normal risk of repayment or presented any other unfavorable features.

                            2001 STOCK OPTION PLAN

Introduction

     As stated above under "Stock Options," the Company's 1990 Stock Option Plan, intended to advance the interests of the Company by encouraging stock ownership on the part of key employees, terminated by its own terms on January 18, 2001. On September 21, 2001, the Board of Directors adopted the Company's 2001 Stock Option Plan, subject to shareholder approval, to replace the 1990 Plan. On February 20, 2002 the Board of Directors amended the new plan to provide for the "rollover" of outstanding options from the 1990 Plan into the new plan, to correct certain errors discovered in the new plan, and to increase the number of shares subject thereto (including the "rollover" shares from the 1990 Plan) to 343,332 shares, or 30% of the number of shares issued and outstanding on February 20, 2002. On that same date, all options previously issued under the original 2001 Stock Option Plan were amended to conform to the terms of the 2001 Stock Option Plan, as amended (the "2001 Plan"). The 2001 Plan is substantially similar to the 1990 Plan, and provides for the issuance of both "incentive" and non-qualified" stock options to full-time salaried officers and employees of the

________________________

/1/ As adjusted to reflect any stock dividends declared since the grant date of options (if applicable), but not to reflect the 5% stock dividend payable to shareholders of record as of March 1, 2002.

/2/ Represents the difference between the aggregate fair market value and the aggregate exercise price of the shares at the time of exercise.

Company and of "non-qualified" stock options to non-employee directors of the Company. (The tax consequences of both types of options are described herein below.)

     The following description is intended to highlight and summarize the principal terms of the 2001 Plan. For further information, shareholders are referred to the copy of the 2001Plan which is available for inspection at the Company's administrative office.

Purpose

     The primary purpose of the 2001 Plan is to enable the Company to attract and retain the best available personnel in today's competitive market and to provide participating officers, employees and directors with an additional incentive to contribute to the success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company.

Shares Subject to the Plan

     The number of shares available for issuance under the 2001 Plan (including shares subject to outstanding options under the 1990 Plan which were transferred to the 2001 Plan) is 343,332, which equals 30% of the number of shares of common stock issued and outstanding as of February 20, 2002. If all shares of common stock subject to option under the 2001 Plan were optioned and the options were exercised, the shares so issued would constitute approximately 23.1% of the Company's common stock outstanding after such issuance. While Management recognizes the possible dilutive effect on its shareholders, it believes that, on balance, such dilutive effect will be outweighed by the incentive to be provided by this program, which is important to the success of the Company and should indirectly benefit all of its shareholders. All shares subject to any option which remain unpurchased at the expiration of such option become available again for purposes of the 2001 Plan.

Administration

     The 2001 Plan shall be administered by the Board of Directors of the Company, which shall select from the eligible class and determine the individuals who shall receive options. Any action of the Board of Directors with respect to administration of the 2001 Plan shall be taken pursuant to a majority vote of its members; provided, however, that with respect to action taken by the Board of Directors in granting an option to an individual director, such action must be authorized by the required number of directors without counting the interested director, who shall abstain as to any vote on his or her option. The Board of Directors may, in its discretion, delegate authority to administer the 2001 Plan to a Stock Option Committee appointed from time to time by the Board of Directors.

Eligibility

     All directors and salaried officers and employees of the Company will be eligible for participation in the 2001 Plan. However, only salaried officers or employees of the Company are eligible to receive ISO's. (See "Federal Income Tax Consequences -- Incentive Stock Options" herein.) Directors who are not also salaried employees or officers are eligible to receive only non-qualified options.

Option Price; Method of Exercise

     The purchase price of stock subject to each option shall be not less than one hundred percent (100%) of the fair market value (determined under any reasonable valuation method) of such stock at the time such option is granted. As to any Incentive Option granted to an optionee who, immediately before the option is granted, beneficially owns more than ten percent (10%) of the outstanding stock of the Company, the purchase price shall be at least one hundred ten percent (110%) of the fair market value of the stock at the time such option is granted. The purchase price of any shares must be paid in full in cash at the time of the purchase, or pursuant to a "cashless" exercise in which the optionee designates and instructs a brokerage firm to sell the stock in the market as soon as the Option is exercised, the stock is delivered to the brokerage firm, and the portion of the sale proceeds representing the exercise price is delivered to the Company.

Exercisability; Term of Options

     Options shall be exercisable in such installments and upon such conditions as the Board of Directors (or the Stock Option Committee) shall determine. However, the aggregate fair market value (determined as of the date of grant) of Incentive Options granted to any one individual which are first exercisable during any one calendar year cannot exceed $100,000. Options will expire on such date as the Board of Directors may determine, but in no event may any option expire later than ten (10) years from the date of grant. In the case of an ISO granted to an optionee who, immediately before the option is granted, owns or controls more than ten percent (10%) of the outstanding stock of the Company, the term of the option is limited to five (5) years.

Non-Transferability; Exercise Following Death

     Options under the 2001 Plan will not be assignable by the optionee during the optionee's lifetime. In the event of the death of the optionee, the option may be exercised within one (1) year after the date of such death by the person or persons to whom his or her rights under the option shall have passed by will or by the laws of descent and distribution.

Exercise After Cessation of Employment; Disability

     If an optionee's employment with or service as a director of the Company ceases for any reason other than the optionee's death, disability or cause, the optionee shall have the right, subject to earlier termination by reason of expiration of the option, to exercise the option at any time within the next ninety (90) days, to the extent the option was exercisable as of the date the optionee ceased to be employed by or to serve as a director of the Company. In the case of disability, the same rule applies for a one (1) year period. If an optionee's employment by or service as a director of the Company is terminated for cause, his or her option shall expire immediately, unless the Board of Directors waives such expiration as provided in the 2001 Plan.

Sale of Assets, Merger or Liquidation

     In the event of a "Terminating Event," i.e., a merger or consolidation of the Company as a result of which the Company will not be the surviving corporation, a sale of substantially all of the Company's assets, or a change in ownership of at least 25% of the Company's stock (subject to certain exceptions), all outstanding options under the 2001 Plan shall become exercisable in full (subject to certain notification requirements), and shall terminate if not exercised within a specified period of time, unless provision is made in connection with the Terminating Event for assumption of such options, or substitution of new options covering stock of a successor corporation, with appropriate adjustments as to the number and type of shares and prices thereof.

Adjustments Upon Changes in Capitalization

     In the event of certain changes in the outstanding common stock of the Company, without receipt of consideration by the Company, through reorganizations, mergers, recapitalizations, reclassifications, stock splits, stock dividends, stock consolidations, or otherwise, appropriate and proportionate adjustments shall be made in the number or class of shares and the purchase price per share as to options which may be granted or have been granted.

Duration of the Plan

     The Board of Directors, without further approval of the shareholders, may at any time terminate the 2001 Plan, but such termination shall not adversely affect any options granted prior thereto without the consent of the optionees. If the 2001 Plan is not so terminated by the Board of Directors, it will terminate by its own terms on September 21, 2011.

Amendment of the Plan

     The Board of Directors of the Company reserves the right to suspend, amend or terminate the 2001 Plan and, with the consent of the optionee, to make such modification of the terms and conditions of his or her option as it deems advisable, except that the Board may not: increase the maximum number of shares which may be purchased pursuant to options granted under the 2001 Plan; change the minimum option price; increase the maximum term of options provided for in the 2001

Plan; or permit options to be granted to anyone other than directors or salaried officers or employees of the Company, without obtaining the approval of shareholders of the Company holding not less than a majority of the voting power within twelve (12) months of adopting any such amendment.

Outstanding Options Under the 2001 Plan

     Subject to the 2001 Plan being approved by the requisite number of outstanding shares of the Company's common stock, the Company has granted stock options to purchase the numbers of shares of the Company's authorized but unissued common stock at the exercise prices and with the expiration dates indicated below.

          Name of Optionee or             Number of       Exercise    Expiration
          Identity of Group            Options Granted      Price        Dates
          -------------------          ---------------    --------    ----------

        Executive Officers:/1/

        Timothy P. Walbridge                28,573         $18.25       9/21/11

        Beth Sanders                        11,000          18.25       9/21/11

        Richard M. Sanborn                  11,000          18.25       9/21/11
                                               500          18.00      11/27/11
        Nominees for Director:

        Irving M. Feldkamp, III              4,029          18.25       9/21/11

        Larry Jacinto                        1,404          18.25       9/21/11

        All Executive Officers,             51,073          18.25      9/21/11-
        as a Group/1/ (3 persons)                                      11/27/11

        All Non-Employee Directors,          5,433          18.25       9/21/11
        as a Group (10 persons)                                        11/27/11

        All Officers or Employees who       71,800          18.13      9/21/11-
        are not Executive Officers,                                    11/27/11
        as a Group/1/ (45 persons)


Federal Income Tax Consequences

     The following summary is a general discussion of certain expected federal income tax consequences arising to optionees under the 2001 Plan under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the applicable treasury regulations promulgated and proposed thereunder, judicial authority and current administrative rulings and practice. This summary does not discuss all aspects of federal income taxation which may be relevant to a particular optionee subject to special tax treatment under the federal income tax laws and does not discuss any aspect of state, local or foreign tax laws.

Incentive Stock Options

     The Company has been advised by its legal counsel, Fried, Bird & Crumpacker, P.C., Los Angeles, California, that under present law, neither receipt of an ISO nor receipt of shares of stock by the optionee upon its exercise will result in taxable income to the optionee, except that upon exercise the optionee will recognize alternative minimum taxable income, as described herein below. Under present law (assuming an option qualifies as an ISO as defined in the Code), the optionee will be entitled for federal income tax purposes to treat any profit realized by the optionee upon disposition of such stock as a capital gain rather than as ordinary income, provided the optionee complies with specified "holding period" requirements

_________________

/1/ Douglas C. Spencer is not included in this table, as his employment was terminated on November 9, 2001 and the options granted to him expired unexercised on that date.

imposed by the Code, and was an employee of the Company or a subsidiary corporation at all times during the period beginning with the date of grant of the option and ending three (3) months before the date of exercise (except in the event of death or disability). Capital gains are currently taxed at a lower rate than ordinary income. Assuming the above requirements are met, upon exercise the optionee will recognize as alternative minimum taxable income the "bargain element" of the ISO (i.e., the amount by which the fair market value of the stock upon exercise exceeds the option price). Alternative minimum taxable income forms the basis for the alternative minimum tax, which may apply depending on the amount of the computed "regular tax" of the employee for that year. Under certain circumstances the amount of alternative minimum tax is allowed as a carryforward credit against regular tax liability in subsequent years. If the "holding period" requirements are not met, the optionee will realize compensation taxable as ordinary income rather than capital gain. Optionees are advised to consult their own personal tax advisors with respect to any "disqualifying dispositions," i.e., sales within two (2) years after the grant of such option or within one (1) year after the date of exercise, as well as with respect to the general tax consequences of ISO's.

     The Code provides that a corporation issuing shares upon exercise of ISO's may not take a deduction for federal income tax purposes on account of such issuance, except that in the event of a subsequent disqualifying disposition of such stock under circumstances resulting in taxable compensation to the optionee, a corporation may take a deduction for federal income tax purposes equal to the amount treated as taxable compensation to the optionee.

     No assurance can be given that the tax treatment described herein will continue to apply.

Non-Qualified Options.

     At the time of grant of a non-qualified option, no income will be recognized by the optionee and the Company will not be entitled to a deduction. Upon exercise of a non-qualified option, under present law the optionee will recognize ordinary taxable income (as opposed to a capital gain) and the Company will be entitled to a deduction in the amount by which the then fair market value of the shares of stock of the Company transferred to such optionee exceeds the option price. Such ordinary income may be subject to the maximum personal income tax rate. In the case of an employee, such income also constitutes "wages" and thus withholding is required under federal law. Upon subsequent disposition of such shares, the optionee will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon such disposition and the fair market value of such shares at the time of exercise. As stated above, capital gains are currently taxed at a lower rate than ordinary income.

     No assurance can be given that the tax treatment described herein will continue to apply.

Board of Directors' Recommendation and Required Vote

     Approval of the 2001 Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's common stock.
The directors and executive officers of the Company, owning or controlling an aggregate of 277,924 voting shares/1/ or approximately 24.3% of the Company's outstanding common stock as of the Record Date, are expected to vote in favor of approval of the 2001 Plan.


________________
/1/   Does not include shares which may be acquired upon the exercise of stock options, or shares held by Douglas C. Spencer, as to whom the Board has no knowledge concerning his expected vote.

     The directors recognize that they have a personal interest in this matter but they strongly believe that the approval of the 2001 Plan is in the best interests of the Company and its shareholders because they feel that the 2001 Plan will be helpful in enabling the Company to provide more meaningful incentives to encourage directors, officers and employees to remain with the Company, and to attract new qualified directors and employees in today's competitive market.

        THE  BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Hutchinson & Bloodgood as independent accountants for the Company for the fiscal year ending December 31, 2002. Hutchinson & Bloodgood audited the Company's financial statements for the fiscal year ended December 31, 2001, and have been the Company's (and/or Redlands Centennial's) accountants since inception. It is anticipated that a representative or representatives of Hutchinson & Bloodgood will be present at the Meeting and will be available to respond to appropriate questions. All professional services rendered by Hutchinson & Bloodgood concerning the fiscal year ended December 31, 2001 were furnished at customary rates and terms.

Fees

     Audit Fees. Aggregate fees billed by Hutchinson & Bloodgood for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the required review of the Company's financial statements included in its Form 10-QSB's for that same year totaled $69,000.

     Financial Information System Design and Implementation Fees. No fees were paid to Hutchinson & Bloodgood for financial information system design and implementation services rendered for the 2001 fiscal year.

     All Other Fees. $69,025 was paid to Hutchinson & Bloodgood for all other services rendered for the 2001 fiscal year, consisting of $12,500 for tax services and $56,525 relating to the acquisition of Palomar.


                           PROPOSALS OF SHAREHOLDERS

     Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal concerning the Company's 2003 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 2, 2002 in order to qualify for inclusion in the proxy statement relating to such meeting. The submission by a shareholder of a proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

     The persons named as proxies for the 2003 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal which is not included in the Company's proxy materials for the meeting, unless the Company receives notice of the proposal by February 14, 2003. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing shareholder proposals.

                                 OTHER MATTERS

     Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the Proxy Holders to vote said Proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the Proxy.


     DATED: April 1, 2002           CENTENNIAL FIRST FINANCIAL SERVICES



                                           Timothy P. Walbridge
                                           President and
                                           Chief Executive Officer


A COPY OF THE COMPANY'S 2001 ANNUAL REPORT ON FORM 10-KSB INCLUDING FINANCIAL STATEMENTS (BUT WITHOUT EXHIBITS) FILED WITH THE SEC IS INCLUDED AS PART OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS WHICH IS BEING SENT TO SHAREHOLDERS TOGETHER WITH THIS PROXY STATEMENT. IF A SHAREHOLDER DESIRES COPIES OF THE EXHIBITS TO THE REPORT, THEY WILL BE PROVIDED UPON PAYMENT BY THE SHAREHOLDER OF THE COST OF FURNISHING THE EXHIBITS TOGETHER WITH A WRITTEN REQUEST TO BETH SANDERS, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF THE COMPANY, AT 218 EAST STATE STREET, REDLANDS, CALIFORNIA 92373.

                                REVOCABLE PROXY

                      CENTENNIAL FIRST FINANCIAL SERVICES

                ANNUAL MEETING OF SHAREHOLDERS - April 23, 2002

     The undersigned shareholder(s) of Centennial First Financial Services (the "Company") hereby nominates, constitutes and appoints Patrick J. Meyer, Bruce J. Bartells, and Timothy P. Walbridge and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Redlands Country Club, 1749 Garden Street, Redlands, California, on Tuesday, April 23, 2002 at 6:00 p.m., and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

     1. Amendment of Bylaws. To approve a proposal to amend the Company's Bylaws to change the range of authorized directors from between six (6) and eleven (11) to between eight (8) and thirteen (13), and to fix the exact number of directors at twelve (12), as described in the Company's Proxy Statement dated April 1, 2002.

              [_] FOR          [_] AGAINST            [_] ABSTAIN

     2. Election of Directors. Authority to elect the following twelve (12) persons to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and have qualified: James R. Appleton, Bruce
J. Bartells, Carole H. Beswick, Irving M. Feldkamp, III, Larry Jacinto, Ronald
J. Jeffrey, William A. McCalmon, Patrick J. Meyer, Richard M. Sanborn, Timothy
P. Walbridge, Stanley C. Weisser and Douglas F. Welebir.

                [_] AUTHORITY GIVEN            [_] WITHHOLD AUTHORITY
                To vote for all nominees       To vote for all nominees.
                (except as indicated to the
                contrary below).

  (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
   PLEASE WRITE THE INDIVIDUAL'S OR INDIVIDUALS' NAME(S) IN THE SPACE BELOW)

                          ________________________________

     3. 2001 Stock Option Plan. To approve the Company's 2001 Stock Option Plan which is described in the Company's Proxy Statement dated April 1, 2002.

              [_] FOR          [_] AGAINST            [_] ABSTAIN

     4. To transact such other business as may properly come before the Meeting and at any adjournment or adjournments thereof. Management at present knows of no other business to be presented by or on behalf of the Company or its Management at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 3, AND A VOTE OF "AUTHORITY GIVEN" FOR PROPOSAL 2. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "FOR" PROPOSALS 1 AND 3, AND "AUTHORITY GIVEN" FOR PROPOSAL 2.

        IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                     PLEASE SIGN AND DATE ON REVERSE SIDE.


                          PLEASE SIGN AND DATE BELOW.



___________________________         Dated:______________________________
(Number of Shares)


___________________________         ____________________________________
(Please Print Name)                 (Signature of Shareholder)


___________________________         ____________________________________
(Please Print Name)                 (Signature of Shareholder)

                                    (Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

                                    I (We) do ___ do not ___ expect to attend the Meeting.

                                    Number of Persons_____________________